© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
August 11, 2011
Earnings Webcast & Conference Call
Fourth Quarter and Fiscal Year 2011
Broadridge Financial Solutions, Inc.
Exhibit 99.2

Forward-Looking Statements and Non-GAAP Measures
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,”
“assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2012 Financial Guidance”
section and statements about our fiscal years 2012 and 2013 performance are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 (the “2011 Annual Report”), as they may be updated in any future reports filed with the
Securities and Exchange Commission.  All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2011 Annual
Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued
financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by
Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks and Key Topics Rich Daly, CEO
Fourth Quarter and Fiscal Year 2011 Dan Sheldon, CFO
Results and Fiscal Year 2012 Guidance
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Rick Rodick, VP Investor Relations
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial Highlights Fiscal Year 2012 Guidance Closed Sales Performance Acquisition Update

Fiscal Year 2011 Financial Highlights
Financial performance for the quarter in line with expectations
Revenues for the year declined 2%
However recurring revenues were up 12% ($143M)
Full year Non-GAAP $1.37 and GAAP $1.34 diluted earnings per share from continuing operations
Down from prior year primarily due to the decline in event-driven revenues from last year’s unprecedented high levels to historical low levels in fiscal year 2011
Repurchased 8.7M shares under its stock repurchase plans
during the fiscal year
Approximately 7.6M shares remain available under the Company’s current stock repurchase plan

Fiscal Year 2012 Guidance
Fiscal year 2012 guidance
Revenue growth 8-10%
Non-GAAP fully diluted earnings per share from continuing
operations of $1.50-1.60, excluding IBM migration costs,
representing 9-17% growth
Free cash flow of $225M (mid-point of range), excluding IBM
migration costs
Increasing dividend by 7% to $0.64/share annualized
•
Increased the dividend amount 7% in FY11
•
Doubled the dividend amount in FY10
•
Increased the dividend amount 17% in FY09

Closed Sales Performance
Total closed sales for the year were $134M
Recurring revenue closed sales were $113M for the year
SPS full year closed sales of $50M were up 25% as
compared with the prior year primarily due to >$5M deals
ICS full year recurring revenue closed sales of $63M were
down ~$15M or 19%; however, last year’s results included
Morgan Stanley Smith Barney (MSSB) contract at ~$40M
While recurring revenue closed sales results are down from the prior year, we are confident about our sales opportunities
especially in deals >$5M in both segments
Fiscal year 2012 recurring revenue closed sales guidance of
$110 - $150M

Acquisition Update
During the last three years we have made five $15M+ acquisitions in which we spent approximately $370M
Three of the acquisitions occurred this year at a cost of approximately
$295M
The acquisitions contributed approximately $109M to revenue, $17M to
EBITDA and $3M to EBT in fiscal year 2011
We anticipate that the acquisitions will contribute approximately $182M to revenue, $43M to EBITDA and $22M to EBT in fiscal year 2012
Our recent acquisitions of Matrix, NewRiver and Forefield are exceeding their business cases, while Access Data and City Networks are slightly behind
Our acquisition strategy
Accretive to growth, margin and earnings
>20% IRR
Focused on “tuck-in” sized businesses
Execution capacity

IBM Data Center Migration – Q4 FY11, FY12 & Beyond
Are in the final stages of planning with IBM
Still expecting ~$25M in average annual savings over the contract service life which includes the impact of deferred cost amortization
Total BR migration costs currently estimated at ~$95M
BR cost of ~$30M being expensed in FY12
IBM Data Center Build-out costs of ~$55M being deferred and amortized over 10-year service life of contract starting in FY13
IBM transition costs of ~$10M being “pulled forward” and expensed in FY11 and FY12 instead of deferring and amortizing over 10-year service life of contract due to change in expected accounting treatment – no impact on cash flow estimates
We expect to finalize the migration timing and cost estimates with IBM sometime in Q1 FY12

Revenue Growth Drivers
Revenue from closed sales 60% carryover from FY10 and FY11.  Conversions in process
Client revenue retention rate of 99% (no known large client losses)
Internal growth (Trades/Stock Records) – Trade volumes primary focus – flat to mid-high single digit growth
Acquisitions represents base carryover only (new sales included in closed sales)
Slow recovery in event-driven.  Although expecting growth, it’s not reflected in guidance
Distribution now includes pass-through 12b-1 fees from Matrix acquisition
Margin excluding IBM migration costs (Non-GAAP) higher due to operating scale
Historical CAGR Actual Forecast
(FY05-FY10)
FY11
FY12
6%
Total Revenue Growth
(2)%
8-10%
4% Closed Sales
(Recurring)
3% 4-5%
(2)% Client Losses (1)% (1)%
2% Net New Business 2% 3-4%
3% Internal Growth
(a)
1% 0-1%
0% Acquisitions 4% ~2%
5% Total Recurring 7% 5-7%
1%
Event-Driven
(b)
(6)% 0%
0% Distribution
(c)
(4)% ~3%
0% FX/Other 1% 0%
EBIT Margin
(Non-GAAP IBM)
13.1%
13.8-14.4%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment
(c) Distribution include pass-through fees from Matrix

Segment Results & Forecast – Investor Communication Solutions
FY11 revenue and margins in line with prior guidance
FY12 revenue approaches double digit growth despite dormant event-driven activity environment
Recurring revenue sales of $65-85M and the carryover effect of FY11 closed sales expected to contribute 2 to 3 points (50% carryover)
Matrix and other acquisitions projected to contribute 2 points
Exceptional client retention levels of 99%
Stock record growth driving 1 point
• Mutual fund interim position growth planned at 9% consistent with FY11
• Equity position growth flat to 1%
Event-Driven revenues - virtually flat to FY11 and any upside or downside not in guidance.  Expect same experience as in FY02-04 where year after the significant downturn almost no growth and then picked up significantly for years thereafter
Distribution revenues contribute 4 points due to recurring interim growth and Matrix 12b-1 mutual fund shareholder services fees
Margins:  Expect 120-160 bps of margin expansion from higher fee revenue and cost containment efforts
Revenue/Growth EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
FY11: $1,559M/ (7)% $213M/ (22)% 13.7%/ (260) bps
FY12: $1,707 to 1,718M / 9 to 10% $254 to 263M / 19 to 23% 14.9 to 15.3% / 120 to 160 bps

11 11
Segment Results & Forecast – Securities Processing Solutions
FY11 growth primarily due to on-boarding acquisition of City Networks and Penson
City Networks added $22M in revenues and hit its anniversary date in Q4
Penson added $27M in revenues and conversion is running slower than expected
Sales contributed 4 points to growth but were offset by client losses of 3 points (Bank of America
Merrill Lynch client loss of $8M)
Margins without Penson and City Networks improved to 20%, up from 19% in FY10 on a comparable basis
FY12 growth primarily due to:
New sales adding approximately 6 points of growth (4-5 points technology)
Client revenue retention rate remaining around 98% - no known large client losses
Penson US conversion now expected to be completed in Q2 with the Outsourcing business expected to be profitable as we exit FY12
Trade volume growth driving high and low end of revenue and margin guidance
Margins improving to an expected Q4 exit rate of around 21% including acquisitions
Revenue/Growth EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
FY11: $594M / +11% $87M / (12)% 14.7% / (380) bps
FY12: $631 to 647M / +6 to +9% $99 to 115M / +13 to +31% 15.7 to 17.7% / +100 to +300 bps
Entered into non-binding letter of intent with Penson seeking to expand the business relationship

Broadridge - FY12 Continuing Operations Financial Guidance Summary
Revenue growth in the range of 8-10%
Recurring closed sales forecast for the year at $110-150M
Earnings before interest and taxes (excluding IBM migration costs) growth of 13-
20% (Non-GAAP) and margin of 13.8-14.4% (Non-GAAP)
Diluted Earnings Per Share (excluding IBM migration costs) in the range of $1.50-
1.60 (Non-GAAP). Diluted Earnings Per Share in the range of $1.34-1.44 (GAAP)
Diluted weighted-average outstanding shares of ~128M
Free cash flow (Non-GAAP) mid-point excluding IBM migration costs of approximately $225M
Revolving credit facility and term loan mature on March 29, 2012 and are expected to be renewed in the first quarter of FY12
Dividend increased ~7% from $0.60 to $0.64 per share on annual basis
Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to be at our 128M diluted weighted-average outstanding shares guidance

Broadridge – Exiting FY12 and moving into FY13
FY12 Non-GAAP Diluted EPS guidance $1.50-1.60
Key initiatives expected to deliver on annualized basis:
IBM - ~$0.12
MSSB/Restructuring - ~$0.06
Assuming event-driven revenues begin to return to “historic normalized levels” - Fee revenues FY12-13 increase by $30-60M delivering
~$0.10-0.20
Recurring revenues expected to continue to grow at mid-high single digits (Recurring revenue closed sales > $110M per year, retention rate of 99%, benefit from market driven trade volumes and stock record growth as well as acquisitions)

Transfer Agency Volly
Global & Emerging products Outsourcing for BPO
Matrix Fixed Income
Access Data SPS Large Global Deals
Summary
Fiscal year 2011 results are not reflective of the value-creation foundation that has been grown and expanded during the year
Due to the decline in event-driven revenues
However recurring revenues continued to grow
Strong recurring revenue closed sales, second highest in our history
Strong client revenue retention rate of 99%
We have never had better recognition by NYSE and SEC of the value we provide
We made three very successful acquisitions
Matrix, NewRiver and Forefield
We made excellent progress on our key strategic initiatives
Tangible opportunities make us confident about the future

15 Q&A There are no slides during this portion of the presentation

16 Closing Comments There are no slides during this portion of the presentation

17 Appendix Appendix

Segment Results & Forecast – Other & Foreign Exchange (FX)
Mmx
FY12 Range
4Q11 FY11 Low High
Other Fees Revenue $0M $0M $0M $0M
  Other Fees Margin $0M $0M $0M $0M
Interest Expense, net $(2)M $(8)M $(17)M $(17)M
Corp. Expenses & Investments including IBM $(14)M $(31)M $(69)M $(76)M
FX - P&L - Revenue $7M $14M $9M $12M
- EBIT $4M $10M $7M $9M
- Transaction Activity
$(1)M $(2)M $(1)M $(1)M
Full year run rate in the
$15-20M range, consisting of corporate expenses, excluding M&A activity, IBM migration costs, and associate related one-time charges
Interest, net:
FY11 reflects lower average debt balance, FY12 reflects higher average debt balance and refinancing of our credit facilities
Forward Rates remain consistent through FY12
FX:
Corporate Expenses and Investments excluding IBM migration costs:
FY11 IBM migration expenses “pulled forward” were $6M.
FY12 IBM migration expenses are expected to be ~$33M (includes the remaining ~$4M of
IBM transition costs “pulled forward”)

Revenue FY10 Q4	Revenue FY11 Q4	($ in millions)	Earnings FY10 Q4	Earnings FY11 Q4
$610	$617	ICS	$171	$174
4%	1%	◄ *Growth % / Margin %* ►	28.0%	28.3%
$138	$152	SPS	$26	$20
1%	10%	◄ *Growth % / Margin %* ►	18.6%	13.2%
$748	$769	**Total Segments**	$196	$194
3%	3%	◄ ***Growth % / Margin %*** ►	26.2%	25.3%
$0	$0	Other [a]	($15)	($8)
$2	$7	FX [b]	$4	$3
$751	$776	**Total Broadridge (Non-GAAP IBM)** [a]	$185	$190
5%	3%	◄ ***Growth % / Margin %*** ►	24.6%	24.4%
		Interest & Other	($2)	($2)
		Total EBT (Non-GAAP IBM) [a]	$183	$188
		Margin %	24.3%	24.2%
		Income Taxes [a]	($66)	($68)
		Tax Rate [a]	36.4%	36.3%
		Total Net Earnings (Non-GAAP IBM)	$116	$119
		Margin %	15.5%	15.4%
		IBM migration costs (net of Taxes) [a]	$0	($4)
		Total Net Earnings (GAAP)	$116	$115
		Margin %	15.5%	14.9%
		Diluted Shares	138	127
		Diluted EPS (Non-GAAP IBM)	$0.84	$0.94
		Diluted EPS (GAAP)	$0.84	$0.91

Revenue FY10 Full Year	Revenue FY11 Full Year	($ in millions)	Earnings FY10 Full Year	Earnings FY11 Full Year
$1,670	$1,559	ICS	$273	$213
9%	-7%	◄ *Growth % / Margin %* ►	16.3%	13.7%
$536	$594	SPS	$99	$87
-4%	11%	◄ *Growth % / Margin %* ►	18.5%	14.7%
$2,205	$2,153	**Total Segments**	$372	$301
6%	-2%	◄ ***Growth % / Margin %*** ►	16.9%	14.0%
$2	$0	Other [a]	($25)	($25)
$1	$14	FX [b]	$5	$9
$2,209	$2,167	**Total Broadridge (Non-GAAP IBM)** [a]	$352	$285
7%	-2%	◄ ***Growth % / Margin %*** ►	15.9%	13.1%
		Interest & Other	($10)	($8)
		Total EBT (Non-GAAP IBM) [a]	$342	$276
		Margin %	15.5%	12.7%
		Income Taxes [a] [b]	($125)	($100)
		Tax Rate [a] [b]	36.5%	36.3%
		Total Net Earnings (Non-GAAP IBM) [a]	$217	$176
		Margin %	9.8%	8.1%
		1-Time Tax Credit / IBM migration costs (net of Taxes) [a]	$8	($4)
		Total Net Earnings (GAAP) [a] [c]	$225	$172
		Margin %	10.2%	7.9%
		Diluted Shares	139	128
		Diluted EPS (Non-GAAP IBM) [a] [d]	$1.56	$1.37
		Diluted EPS (GAAP)	$1.62	$1.34

Broadridge®

Broadridge 4Q and FY11 from Continuing Operations
(a)
FY11 excludes the IBM migration costs of $6M, after-tax $4M, or $0.03 EPS impact.
(b)
Includes impacts of FX P&L Margins and FX Transaction Activity
(c)  FY10 excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M. Including the 1-Time Tax Credit, the FY10 effective tax rate was 34.2%.
(d)  FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP)  excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes) $0.06 impact to EPS.

($ in millions)

Revenue				Earnings		
FY11	FY12 Range			FY11	FY12 Range	
Actual	Low	High		Actual	Low	High
$1,559	$1,707	$1,718	ICS	$213	$254	$263
-7%	9%	10%	*◄ Growth % / Margin % ►*	13.7%	14.9%	15.3%
$594	$631	$647	SPS	$87	$99	$115
11%	6%	9%	*◄ Growth % / Margin % ►*	14.7%	15.7%	17.7%
$2,153	$2,338	$2,365	**Total Segments**	$301	$353	$377
-2%	9%	10%	***◄ Growth % / Margin % ►***	14.0%	15.1%	16.0%
$0	$0	$0	Other [a]	($25)	($36)	($43)
$14	$9	$12	FX [b]	$9	$6	$8
$2,167	$2,347	$2,377	**Total Broadridge (Non-GAAP IBM) [a]**	$285	$323	$343
-2%	8%	10%	***◄ Growth % / Margin % ►***	13.1%	13.8%	14.4%
			Interest & Other	($8)	($17)	($17)
			Total EBT (Non-GAAP IBM) [a]	$276	$306	$326
			Margin %	12.7%	13.0%	13.7%
			Income Taxes	($100)	($113)	($120)
			Tax Rate	36.3%	37.0%	37.0%
			Total Net Earnings (Non-GAAP IBM) [a]	$176	$193	$205
			Margin %	8.1%	8.2%	8.6%
			IBM migration costs (net of Taxes) [a]	($4)	($21)	($21)
			Total Net Earnings (GAAP)	$172	$172	$184
			Margin %	7.9%	7.3%	7.8%
			Diluted Shares	128	128	128
			Diluted EPS (Non-GAAP IBM) [a]	$1.37	$1.50	$1.60
			Diluted EPS (GAAP)	$1.34	$1.34	$1.44

Recurring Closed Sales		
	FY12 Range	
Segments	Low	High
ICS	$65	$85
SPS	$45	$65
Total	**$110**	**$150**

Broadridge

Broadridge FY12 Guidance from Continuing Operations
(a)  FY11 excludes the IBM migration costs of $6M, after-tax $4M, or $0.03 EPS impact.  FY12 Range Low & High excludes the estimated IBM migration costs of $33M, after-tax $21M, or $0.16 EPS impact.
(b)
Includes impact of FX P&L Margin and FX Transaction Activity

Cash Flow – FY11 Results and FY12 Forecast
(In millions)
Year Ended
June 2011 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations per GAAP 172 $                           172 $                  184 $
Depreciation and amortization (includes other LT assets) 72 95 100
Stock-based compensation expense 30 31 31
Other 5 (5) 5
Subtotal 279 293 320
Working capital changes (51) (30) -
Long-term assets & liabilities changes
Includes IBM Migration costs of $(6) and ~$(33) for FY11 and FY12, respectively (38) (55) (45)
Net cash flow (used in) provided by continuing operating activities 190 208 275
Cash Flows From Investing Activities
IBM / ITO data center investment   (7) (15) (10)
Penson - (20) (15)
Capital expenditures & software purchases (40) (65) (55)
Free cash flow
(b)
143 $                           108 $                  195 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (294) - -
Stock repurchases net of options proceeds (174) - -
Proceeds from Short-term borrowing, net 200 - -
Dividends paid (75) (78) (78)
Other (includes Disc Ops) 28 (5) 5
Net change in cash and cash equivalents (172) 25 122
Cash and cash equivalents, at the beginning of year 413 242 242
Cash and cash equivalents, at the end of period 241 $                           267 $                  364 $
FY12 Range
(a)
(a) Guidance does not  take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average outstanding shares guidance.
(b) FY12 ranges includes an impact  of ~$(73) million due to IBM migration costs.  When added back to the FY12 ranges, free cash flow would be ~$225 million at the mid-point of its expected range.
Unaudited

Closed Sales to Revenue Contribution
Recurring Closed Sales to Revenue
(A)
($ in millions) Forecast
Recurring FY09
(C)
FY10 FY11
(D)
FY12
ICS $55 $80 $65 $65-85
~ Revenue Contribution Year 1-3 55% 35% 10% 50% 50% 0% 45% 45% 10% 40% 35% 25%
SPS
(B)
$30 $40 $50 $45-65
~ Revenue Contribution Year 1-3 30% 70% 0% 15% 25% 40% 10% 20% 55% 15% 35% 35%
Total RC Closed Sales
(B)
$85 $120 $115 $110-150
~ Revenue Contribution Year 1-3 45% 45% 10% 40% 40% 15% 30% 35% 30% 30% 35% 30%
(B)
SPS Recurring Closed Sales are expected to contribute revenue over a four year period.
(C)
Recurring Closed Sales were adjusted down to $85M from $95M. The $10M difference relates to the Penson Canada deal that is now being reflected as an acquisition.
(D)
ICS Recurring Closed Sales includes approximately $11M related to acquisitions and $15M classified as internal growth/other.
(A)
For presentation purposes, certain amounts have been rounded up to the nearest whole number.

Revenues and Closed Sales FY05-FY12
(1) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(2) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.
($ in millions)
FY05-10 Forecast FY11-12
Recurring Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12 Growth Rates
ICS 444 $       513 $       519 $       558 $        583 $        610 $        7% 650 $        $706-715 9-10%
Growth 16% 1% 8% 4% 5% 7%
SPS 459 $       458 $       509 $       515 $        537 $        513 $        2% 522 $        $543-556 4-6%
Growth 0% 11% 1% 4% -4% 2%
Segment Recurring Fee Revenues 903 $       971 $       1,028 $   1,073 $    1,120 $    1,123 $    4% 1,172 $    $1,249-1,271 7-8%
Growth 7% 6% 4% 4% 0% 4%
Acquisitions 0 $            18 $         28 $         28 $          33 $          45 $          NM* 141 $        ~$188 ~33%
Total Recurring Fee Revenues 903 $       988 $       1,056 $   1,101 $    1,153 $    1,168 $    5% 1,313 $    $1,435-1,461 9-11%
9% 7% 4% 5% 1% 12%
Event-Driven 128 $       153 $       203 $       200 $        180 $        257 $        15% 135 $        ~$140 ~4%
Growth 20% 33% -1% -10% 43% -47%
Distribution 649 $       730 $       821 $       808 $        757 $        781 $        4% 704 $        ~$765 ~9%
Growth 12% 12% -2% -6% 3% -10%
Other/FX (25) $        (19) $        (12) $        22 $          (17) $        4 $            NM* 14 $          ~$10 NM*
Total BR Revenues 1,656 $   1,853 $   2,068 $   2,131 $    2,072 $    2,209 $    6% 2,166 $    $2,347-2,377 8-10%
Growth 12% 12% 3% -3% 7% -2%
Recurring Closed Sales 77 $         92 $         63 $         82 $          95 $          119 $        9% 113 $        $110-150
Growth 19% -32% 30% 16% 25% -4%
*NM= Not Meaningful
($ in millions)
FY05-10 Forecast
Event-Driven Fee Revenues
(1)
FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12
Mutual Fund Proxy 51 $         61 $         79 $         92 $         55 $         150 $       24% 39 $         42 $
Mutual Fund Supplemental 39 $         43 $         51 $         49 $         58 $         48 $         4% 44 $         47 $
Contest/ Specials/ Other Communications 38 $         49 $         73 $         59 $         67 $         59 $         9% 52 $         51 $
Total Event-Driven Fee Revenues 128 $       153 $       203 $       200 $       180 $       257 $       15% 135 $       140 $
Growth 20% 33% -1% -10% 43% -47%
Recurring Distribution Revenues
(2)
496 $       562 $       593 $       580 $       567 $       564 $       3% 573 $       ~$615
Growth 13% 6% -2% -2% -1% 2%
ED Distribution Revenues
(2)
153 $       169 $       228 $       228 $       190 $       217 $       7% 131 $       ~$150
Growth 10% 35% 0% -17% 14% -39%
Total Distribution Revenues 649 $       730 $       821 $       808 $       757 $       781 $       4% 704 $       ~$765
Growth 12% 12% -2% -6% 3% -10%

Reconciliation of Non-GAAP to GAAP Measures
(a)
Includes impact of FX Transaction Activity
(b)
4Q11 & FY11 excludes the IBM migration costs of $6M, after-tax $4M, or $0.03 EPS impact.  FY12 Range Low & High excludes the IBM migration costs of ~$33M, after-tax ~$21M, or ~$0.16 EPS impact.
(c)
FY10 excludes the 1-Time Tax Credit of $8M, or $0.06 EPS impact.
(a) Guidance does not  take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average outstanding shares guidance.
(b) FY12 ranges includes an impact  of ~$(73) million due to IBM migration costs.  When added back to the FY12 guidance ranges, free cash flow would be ~$225 million at the mid-point of its expected range.
Unaudited
(In millions)
Free Cash Flow Reconciliation
Year Ended
June 2011
Low High
Free Cash Flow (Non-GAAP)
:
Net earnings from continuing operations (GAAP) 172 $                           172 $                  184 $
Depreciation and amortization (includes other LT assets) 72 95 100
Stock-based compensation expense 30 31 31
Other 5 (5) 5
Subtotal 279 293 320
Working capital changes (51) (30) -
Long-term assets & liabilities changes
Includes IBM Migration costs of $(6) and ~$(33) for FY11 and FY12, respectively
(38) (55) (45)
Net cash flow (used in) provided by continuing operating activities 190 208 275
Cash Flows From Investing Activities
IBM / ITO data center investment   (7) (15) (10)
Penson - (20) (15)
Capital expenditures & software purchases (40) (65) (55)
Free cash flow (b)
143 $                           108 $                  195 $
FY12 Range (a)
EBIT Reconciliation 4Q10 4Q11 FY10 FY11
FY12 Range
($ in millions) Actual Actual Actual Actual Low High
EBIT (Non-GAAP / excluding IBM migration costs)
(a) & (b)
$185 $190 $352 $285 $323 $343
Margin % 24.6% 24.4% 15.9% 13.1% 13.8% 14.4%
Interest & Other ($2) ($2) ($10) ($8) ($17) ($17)
Total EBT (Non-GAAP / excluding IBM migration costs) $183 $188 $342 $276 $306 $326
Margin % 24.3% 24.2% 15.5% 12.7% 13.0% 13.7%
IBM migration costs - ($6) - ($6) ($33) ($33)
Total EBT (GAAP) $183 $181 $342 $270 $273 $293
Margin % 24.3% 23.3% 15.5% 12.4% 11.6% 12.3%
EPS Reconciliation 4Q10 4Q11 FY10 FY11 FY12 Range
Actual Actual Actual Actual Low High
Diluted EPS from continuing operations (GAAP) $0.84 $0.91 $1.62 $1.34 $1.34 $1.44
One-time recognition of a deferred tax asset - FY10 - - ($0.06) -
IBM migration costs - FY11 and FY12 - $0.03 - $0.03 $0.16 $0.16
Diluted EPS before One-Times (Non-GAAP) $0.84 $0.94 $1.56 $1.37 $1.50 $1.60
(a)
(b)
(c)

One-Time Restructuring and Acquisition Related Costs [a]	4Q10 Actual	4Q11 Actual	FY10 Actual	FY11 Actual	FY12 Range Low	FY12 Range High
Deal Costs [b]	($3)	-	($3)	($2)	-	-
Amortization of Intangibles	($1)	($5)	($4)	($15)	($20)	($20)
Integration Costs	-	($1)	($1)	($2)	($3)	($3)
One-Time Restructuring	-	($7)	-	($11)	($5)	($5)
Total One-Time Restructuring and Acquisition Related Costs	**($4)**	**($13)**	**($8)**	**($30)**	**($28)**	**($28)**
EPS impact	($0.02)	($0.07)	($0.04)	($0.15)	($0.14)	($0.14)
EBIT (Non-GAAP / excluding One-Times, IBM migration costs and acquisition related costs)	**$189**	**$203**	**$360**	**$315**	**$351**	**$371**
Margin %	25.1%	26.1%	16.3%	14.5%	15.0%	15.6%
Diluted EPS excluding One-Times, IBM migration costs & acquisition related costs (Non-GAAP)	$0.86	$1.01	$1.60	$1.52	$1.64	$1.74

Broadridge®

One-time Items
(For Informational Purposes Only)
(a)
(b)
Estimated for Informational Purposes Only.  Included are other items that management believes should be excluded from the GAAP financials when assessing the overall business performance.
Deal Costs include only costs related to closed transactions.

Fee Revenues	4Q10	4Q11	FY10	FY11	Type	FY12 Ranges Low	FY12 Ranges High
Proxy	**Equities**	$ 195.1	$ 198.3	$ 276.5	$ 279.5	RC		
	Stock Record Position Growth	*1%*	*1%*	*-1%*	*0%*			
	Pieces	*211.0*	*214.2*	*293.2*	*283.8*			
	Mutual Funds	$ 29.2	$ 8.9	$ 149.7	$ 39.0	ED		
	Pieces	*36.3*	*10.4*	*204.2*	*51.4*			
	Contests/Specials	$ 4.6	$ 4.7	$ 20.6	$ 15.0	ED		
	Pieces	*4.6*	*4.9*	*26.0*	*15.8*			
	Total Proxy	$ 228.9	$ 211.9	$ 446.8	$ 333.5			
	Total Pieces	*251.9*	*229.5*	*523.4*	*351.0*			
	Notice and Access Opt-in %	*53%*	*59%*	*54%*	*58%*			
	Suppression %	*53%*	*55%*	*52%*	*53%*			
Interims	**Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectu**	$ 21.3	$ 25.6	$ 88.8	$ 102.1	RC		
	Position Growth	*10%*	*7%*	*6%*	*9%*			
	Pieces	*117.7*	*139.2*	*476.0*	*525.3*			
	Mutual Funds (Supplemental Prospectuses) & Other	$ 11.8	$ 9.9	$ 47.8	$ 44.0	ED		
	Pieces	*61.0*	*55.2*	*266.2*	*253.2*			
	Total Interims	$ 33.1	$ 35.5	$ 136.6	$ 146.1			
	Total Pieces	*178.7*	*194.4*	*742.2*	*778.5*			
Transaction Reporting	**Transaction Reporting/Customer Communications**	$ 37.2	$ 37.9	$ 142.8	$ 155.9	RC		
Fulfillment	**Fulfillment (1)**	$ 27.1	$ 31.4	$ 109.5	$ 116.8	RC		
Other Communications	**Other - Recurring (2)**	$ 5.1	$ 28.1	$ 15.0	$ 65.9	RC		
	Other - Event-Driven (3)	$ 9.5	$ 11.5	$ 38.3	$ 37.0	ED		
	Total Other	$ 14.6	$ 39.6	$ 53.3	$ 102.9			
	Total Fee Revenues	$ 340.9	$ 356.3	$ 889.0	$ 855.2			
	Total Distribution Revenues (4)	$ 269.0	$ 260.6	$ 780.6	$ 704.2			
	Total Revenues as reported - GAAP	$ 609.9	$ 616.9	$ 1,669.6	$ 1,559.4			
	Total RC Fees	$ 285.8	$ 321.3	$ 632.6	$ 720.2		$ 804	$ 813
	Total ED Fees	$ 55.1	$ 35.0	$ 256.4	$ 135.0		$ 140	$ 140
Key Revenue Drivers	Sales	2%	2%	3%	2%		3%	4%
	Losses	0%	-1%	-1%	0%		-1%	-1%
	Net New Business	2%	1%	2%	2%		2%	3%
	Internal growth	0%	1%	0%	0%		1%	1%
	Recurring (Excluding Acquisitions)	2%	2%	2%	2%		3%	4%
	Acquisitions	0%	3%	1%	3%		2%	2%
	Total Recurring	2%	5%	3%	5%		5%	6%
	Event-Driven	1%	-3%	5%	-7%		0%	0%
	Distribution	1%	-1%	1%	-5%		4%	4%
	TOTAL	4%	1%	9%	-7%		9%	10%

Broadridge

(1)  Consolidated Pre-sale and Post-sale Fulfillment and reclassified Pre-sale from event-driven to recurring revenues.
(2) Other Recurring Fee Revenue includes Matrix, NewRiver, StockTrans, Access Data, Forefield and Tax Reporting.
(3) Other event-driven includes 1.8M pieces for 4Q10 and 1.5M for 4Q11, primarily related to corporate actions. Total other pieces for FY10 were 10.5M and for FY11 were 8.3M.
(4)  Total Distribution revenues primarily include pass-through revenues related to the physical mailing of Proxy and Interims, as well as Matrix administrative services.
Note: Certain prior period amounts have been reclassified to conform with current period presentation
$ in millions
RC= Recurring
ED= Event-Driven
ICS Key Segment Revenue Stats

4Q10	4Q11	FY10	FY11
Equity					
Transaction-Based	Equity Trades	$ 61.4	$ 60.2	$ 237.8	$ 238.8
	Internal Trade Volume [1]	*1,576*	*1,597*	*1,517*	*1,565*
	Internal Trade Growth	*1%*	*1%*	*-2%*	*3%*
	Trade Volume (Average Trades per Day in '000) [2]	*1,617*	*1,614*	*1,542*	*1,572*
Non-Transaction	Other Equity Services	$ 50.0	$ 52.8	$ 196.4	$ 211.0
	Total Equity	$ 111.4	$ 113.0	$ 433.3	$ 449.8
Fixed Income					
Transaction-Based	Fixed Income Trades [3]	$ 12.9	$ 14.5	$ 48.0	$ 56.2
	Internal Trade Volume [1]	*259*	*314*	*253*	*319*
	Internal Trade Growth	*0%*	*9%*	*-6%*	*13%*
	Trade Volume (Average Trades per Day in '000) [2]	*259*	*327*	*253*	*324*
Non-Transaction	Other Fixed Income Services [3]	$ 7.4	$ 8.1	$ 29.6	$ 29.9
	Total Fixed Income	$ 20.3	$ 22.6	$ 77.6	$ 86.1
Outsourcing	Outsourcing	$ 6.7	$ 16.4	$ 26.0	$ 57.7
	# of Clients	*9*	*11*	*9*	*11*
	Total Net Revenue as reported - GAAP	$ 138.3	$ 152.0	$ 536.9	$ 593.6

		4Q10	4Q11	FY10	FY11	FY12 Ranges Low	FY12 Ranges High
Key Revenue Drivers	Sales	6%	3%	6%	4%	5%	6%
	Losses	-4%	-2%	-4%	-3%	-2%	-2%
	Net New Business	2%	1%	2%	1%	3%	4%
	Transaction & Non-transaction	0%	1%	-2%	3%	2%	3%
	Concessions	-2%	-1%	-4%	-2%	-2%	-2%
	Internal growth	-2%	0%	-6%	1%	0%	1%
	Acquisitions	1%	9%	0%	9%	3%	4%
	TOTAL	1%	10%	-4%	11%	6%	8%

Broadridge®

SPS and Outsourcing Key Segment Revenue Stats
All Revenues are Recurring
$ in millions
[1] 4Q10 Internal Trade Volume was previously reported as 1,581 and 287 for Equities and Fixed Income, respectively.  FY10 Internal Trade Volume was previously reported as 1,507 and 269 for Equities and Fixed Income, respectively.
These numbers were adjusted to reflect Losses and Sales in order to present consistent business for the purpose of calculating internal trade growth.
[2] Equity trade volume adjusted to exclude trades processed under fixed priced contracts.  Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity trade revenue.
[3] Fixed Income FY10 trade revenue reclassified $0.6M mortgage product revenue to other fixed income services, $1.8M full year.

Proxy

Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).

Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company's proxy materials.

Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

Interims

Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.

Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.

Transaction Reporting

Transaction Reporting– Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.

Fulfillment

Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.

Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

Other Communications

Other – Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.

Broadridge®

28 Broadridge ICS Definitions

Use of Material Contained Herein
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Financial information presented for periods prior to the March 30, 2007 spin-off of
Broadridge from Automatic Data Processing, Inc. (“ADP”) represents the operations of the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had
Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from
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Solutions, Inc.